--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                              Short-Term Bond Fund
--------------------------------------------------------------------------------
                                  May 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SHORT-TERM BOND FUND
--------------------
* Interest rates rose sharply and bond prices fell in the past six months in response to strong economic growth and inflation concerns.
* Dividends more than offset a share price decline to provide a positive six-month total return. The 12-month return was solid.
* We trimmed positions in some corporate holdings after good performance, and reallocated the assets to higher-quality bonds.
* Corporate securities composed almost half of net assets; overall credit quality remained high at AA.
* We are optimistic that economic growth will moderate and ease the pressure on inflation and interest rates.

================================================================================
FELLOW SHAREHOLDERS
================================================================================
     After declining in the first half of the period, short- and intermediate-term interest rates moved upward during the past six months, driven by investor concerns over potentially inflationary economic growth. The difficult environment limited total returns among short-term bond investments. Your fund's six-month return was positive but modest; income was unchanged.

================================================================================
MARKET ENVIRONMENT
================================================================================
     The Federal Reserve lowered the federal funds target rate from 5.50% to 4.75% in three 25-basis-point moves between late September and mid-November of last year (100 basis points equal one percentage point). The decision to ease monetary conditions was primarily driven by concerns about international problems. Russia had defaulted on its debt, investors sold off lower-quality securities, and a very large hedge fund had to be bailed out. In addition, the markets for emerging bonds and stocks experienced a virtual meltdown.

     [Interest Rate Levels chart showing interest rates for five-year Treasury notes, two-year Treasury notes, and the Federal Funds Target Rate 5/31/98 through 5/31/99.]

     The rate cuts added liquidity to the global system and, by the early spring of this year, international financial markets had largely regained their footing -- so much so, in fact, that investors refocused their attention on the domestic economic situation. Despite international turmoil, the U.S. economy continued to be stronger than expected. GDP growth was 4.2% over the last quarter of 1998 and the first of 1999. Jobless claims remained low, and consumer sentiment and spending were strong. The U.S. manufacturing sector showed signs that it has recovered from the Asia crisis of late 1997. And while domestic inflation remained largely subdued, commodity prices crept up and tight labor markets put upward pressure on inflation. The circumstances suggested to many investors that the Fed might reverse course and raise rates.

     In May the market learned that the Fed had adopted a bias toward higher short-term rates at its March Federal Open Market Committee meeting. By the end of May, it seemed likely that the Fed would act sooner rather than later, perhaps at its late June meeting, and rates rose in anticipation. Two-to five-year Treasuries, in particular, were affected by the change in sentiment.

     The federal budget surplus continued to affect the short-term fixed income markets. The Treasury is expected to pay down outstanding debt by $105 billion during the first half of 1999. While indicative of a strong economy, public debt reduction significantly depletes the supply of available investments in the marketplace. With demand holding steady, declining availability puts downward pressure on yields.

     Another important trend during the period was the revived popularity of corporate and mortgage-backed securities. The spread to Treasuries for these issues (that is, the difference in their yields) tightened from the wide levels of late 1998. This suggested that investors felt renewed confidence in the global economy and were no longer demanding a historically high "risk premium" to invest in securities that carry slightly more credit risk than Treasuries. As liquidity returned to the marketplace, corporate bonds and mortgage-backed securities outperformed Treasuries by respectable margins.

================================================================================
PERFORMANCE AND STRATEGY REVIEW
================================================================================
    Performance Comparison
    ----------------------
    Periods Ended 5/31/99         6 Months   12 Months
    ---------------------         --------   ---------
    Short-Term Bond Fund           0.99%       4.23%
    Lipper Short Investment-
    Grade Debt Funds Average       1.41        4.35
================================================================================

     Rising interest rates caused the fund's share price to drop from $4.71 to $4.63 during the six-month period. Steady dividend income associated with a concentration in corporate and mortgage-backed securities more than offset this share price decline and helped the fund post a positive total return of 0.99% for the period. Twelve-month returns were respectable, again aided by dividend income, but still were constrained by the bond market's recent weakness and modestly trailed the Lipper benchmark.

     The fund's relative performance was primarily the result of its duration posture. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of two years will have a 2% rise or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) Because the U.S. economy has consistently produced relatively low interest rates and stable inflation, we have for more than a year kept duration at approximately 2.2 years, which is two or three tenths of a year longer than the average peer fund. The higher yields available on bonds of this maturity have benefited performance considerably. When rates rise, however, as they did during the past six months, a longer duration can be a competitive disadvantage within our peer group.

     In general, we prefer to maintain a consistent duration rather than try to aggressively "time" interest rate movements. While it seems certain that the Fed is going to raise the federal funds target rate soon, we think the damage in the bond market is mostly done, as real rates have already factored in a one-quarter percentage point hike. In fact, we think there is a good chance that U.S. growth will slow in coming months, reducing the pressures on inflation and interest rates (see the Outlook section).

     [Quality Diversification shown here. Pie chart with following segments - AAA 37%. AA 17%. A 23%. BBB 23%. Based on net assets as of 5/31/99.]

     The superior returns of corporate bonds over the past six months benefited the portfolio's substantial position in the sector. Good performance, however, often means yields become less attractive as prices rise. In response to this shift in the market, we trimmed the allocation to corporate bonds and notes from 53% on November 30, 1998, to 47%. These reductions were primarily in sectors that had recovered most dramatically from last year's weakness -- banking and finance securities and the industrial sector. We used proceeds from some of the sales to increase investment in AAA rated asset-backed securities, which often have higher yields that are comparable to lower-rated corporate securities. The shift helped keep the fund's average credit quality at a solid AA.

================================================================================
OUTLOOK
================================================================================
     In general, we are taking a conservative view toward credit quality as we wait to put the economic uncertainties of this year and the technical uncertainties of the year 2000 behind us. As mentioned, we are optimistic that the U.S. economic expansion will slow modestly rather than boil over. The sluggishness of numerous overseas economies in Asia, Europe, and elsewhere should provide enough drag to keep the lid on inflationary pressures at home. Accordingly, we feel it is appropriate to trim our corporate holdings (which would likely not respond well to moderating growth) and to maintain a slightly above-average duration. Should growth begin to exceed our expectations or inflation reemerge, we would consider reducing the fund's duration as well.

     The fund's long-term aim is to provide a higher income than a money market fund with minimal volatility. We expect to continue to meet that goal.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
June 21, 1999
================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                        11/30/98      5/31/99
                                                        --------      -------
Price Per Share                                          $4.71          $4.63
Dividends Per Share
     For 6 months                                         0.13           0.13
     For 12 months                                        0.26           0.26

Dividend Yield *
     For 6 months                                         5.53%          5.53%
     For 12 months                                        5.74           5.65

30-Day Standardized Yield                                 5.38           5.54
Weighted Average Maturity (years)                         2.7            2.6
Weighted Average Effective Duration (years)               2.2            2.2
Weighted Average Quality **                                AA             AA
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.

================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                        Percent of   Percent of
                                                        Net Assets   Net Assets
                                                          11/30/98      5/31/99
                                                          --------      -------

Corporate Bonds and Notes                                    53%           47%
         Utilities                                           11            11
         Consumer Products and Services                      10            10
         Banking and Finance                                 11             9
         Industrials                                         13             9
         Media and Communications                             3             4
         Transportation                                       4             3
         All Other                                            1             1
Asset-Backed Securities                                      11            15
Mortgage-Backed Securities                                   21            20
U.S. Government Obligations                                   7             9
          U.S. Treasuries                                     -             2
          Government Agency Obligations                       7             7
Money Market Funds *                                          7            11
Other Assets Less Liabilities                                 1            -2

Total                                                       100%          100%

*    See note at end of financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart shown]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/99              1 Year     3 Years       5 Years    10 Years
Short-Term Bond Fund                4.23%       5.79%         5.07%       6.06%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                  Year
                                 Ended
                               5/31/99    5/31/98   5/31/97    5/31/96   5/31/95
NET ASSET VALUE
Beginning of period         $   4.69  $    4.65  $   4.64  $    4.72  $   4.85
-------------------------------------------------------------------------------
Investment activities
  Net investment income         0.26       0.27      0.27       0.29      0.29
  Net realized and
  unrealized gain (loss)       (0.06)      0.04      0.01      (0.08)    (0.13)
-------------------------------------------------------------------------------
  Total from
  investment activities         0.20       0.31      0.28       0.21      0.16
-------------------------------------------------------------------------------
Distributions
  Net investment income        (0.26)     (0.27)    (0.26)     (0.28)    (0.29)
  Tax return of capital            -          -     (0.01)     (0.01)        -
-------------------------------------------------------------------------------
  Total distributions          (0.26)     (0.27)    (0.27)     (0.29)    (0.29)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period               $   4.63  $    4.69  $   4.65  $    4.64  $   4.72
Ratios/Supplemental=Data
Total return *                  4.23%      6.87%     6.28%      4.58%     3.41%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.73%      0.72%     0.74%      0.72%     0.79%
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                      5.44%     5.82%     5.91%      6.15%      6.09%

-------------------------------------------------------------------------------
Portfolio turnover rate        51.6%      73.0%    103.9%     118.7%     136.9%
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $324,098  $ 331,955  $373,284  $ 429,498  $493,726
-------------------------------------------------------------------------------
     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Short-Term Bond Fund
----------------------------------
                                                                   May 31, 1999
Statement of Net Assets
                                                         Par/Shares    Value
                                                         ----------    -----
In thousands

CORPORATE BONDS AND NOTES  47.6%
Banking and Finance  8.9%
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02      $ 4,450   $ 4,161
-------------------------------------------------------------------------------
General Electric Capital, MTN, 6.15%, 11/5/01                4,150     4,166
-------------------------------------------------------------------------------
Goldman Sachs Group, MTN, (144a), 6.25%, 2/1/03              3,000     2,968
-------------------------------------------------------------------------------
MBNA, Sub. Notes, 7.25%, 9/15/02                             2,650     2,683
-------------------------------------------------------------------------------
Mercantile Safe Deposit & Trust, 6.53%, 7/3/00               4,200     4,259
-------------------------------------------------------------------------------
Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02            4,000     4,102
-------------------------------------------------------------------------------

Paine Webber Group, 7.875%, 2/15/03                          3,000     3,103
-------------------------------------------------------------------------------
Salomon, 7.30%, 5/15/02                                      3,250     3,329
-------------------------------------------------------------------------------
                                                                      28,771
-------------------------------------------------------------------------------
Consumer Products and Services  9.8%
Amvescap, Sr. Notes, (144a), 6.375%, 5/15/03                 4,250     4,163
-------------------------------------------------------------------------------
Beckman Instruments, Sr. Notes, 7.10%, 3/4/03                4,000     3,916
-------------------------------------------------------------------------------
Grand Metropolitan Investment, Zero Coupon, 1/6/04           5,500     4,081
-------------------------------------------------------------------------------
Nabisco, 6.00%, 2/15/01                                      3,500     3,465
-------------------------------------------------------------------------------
Pepsico, MTN, 5.75%, 1/2/03                                  3,700     3,653
-------------------------------------------------------------------------------
Philip Morris, 7.25%, 9/15/01                                4,300     4,374
-------------------------------------------------------------------------------
Safeway, 5.75%, 11/15/00                                     4,000     3,981
-------------------------------------------------------------------------------
Sony, 6.125%, 3/4/03                                         4,025     3,974
-------------------------------------------------------------------------------
                                                                      31,607
-------------------------------------------------------------------------------
Energy  1.4%
PDV America, Sr. Notes, 7.875%, 8/1/03                       2,400     2,248
-------------------------------------------------------------------------------
YPF Sociedad Anonima, 7.25%, 3/15/03                         2,400     2,330
-------------------------------------------------------------------------------
                                                                       4,578
-------------------------------------------------------------------------------
Industrials  9.1%
Allied Signal, 5.75%, 3/15/01                                3,350     3,305

-------------------------------------------------------------------------------
Delphi Auto Systems, 6.125%, 5/1/04                          1,150     1,120
-------------------------------------------------------------------------------
Lockheed, 6.75%, 3/15/03                                     4,300     4,320
-------------------------------------------------------------------------------
McDonnell Douglas Finance, Sr. Notes, 6.39%, 1/15/02         2,000     1,993
-------------------------------------------------------------------------------
Praxair, 6.15%, 4/15/03                                      3,350     3,284
-------------------------------------------------------------------------------
Raytheon, 5.70%, 11/1/03                                     4,000     3,884
-------------------------------------------------------------------------------
Toyota Motor Credit, 5.625%, 11/13/03                        4,000     3,909
-------------------------------------------------------------------------------
USA Waste Services, Sr. Notes, 6.50%, 12/15/02               4,300     4,301
-------------------------------------------------------------------------------
Waste Management, 6.625%, 7/15/02                            3,350     3,366
-------------------------------------------------------------------------------
                                                                      29,482
-------------------------------------------------------------------------------
Media and Communications  4.4%
NWCG Holdings, Sr. Disc. Notes, Zero Coupon, 6/15/99       $ 4,550   $ 4,540
-------------------------------------------------------------------------------
Seagram, 6.40%, 12/15/03                                     4,000     3,921
-------------------------------------------------------------------------------
Sprint Capital, 5.70%, 11/15/03                              2,800     2,702
-------------------------------------------------------------------------------
Worldcom, Sr. Notes, 6.25%, 8/15/03                          3,100     3,064
-------------------------------------------------------------------------------
                                                                      14,227
-------------------------------------------------------------------------------
Transportation 3.4%
Delta Air Lines
        9.60%, 6/1/00                                        1,260     1,299
-------------------------------------------------------------------------------

    ETC, 9.60%, 5/26/00                                      1,700     1,753
-------------------------------------------------------------------------------
ERAC USA Finance, (144a), 6.375%, 5/15/03                    4,000     3,918
-------------------------------------------------------------------------------
Norfolk Southern, 6.95%, 5/1/02                              4,000     4,062
-------------------------------------------------------------------------------
                                                                      11,032
-------------------------------------------------------------------------------
Utilities  10.6%
CE Electric UK Funding, Sr. Notes, (144a), 6.853%, 12/30/04  4,000     3,986
-------------------------------------------------------------------------------
Midamerican Energy, Sr. Notes, 6.50%, 12/15/01               4,450     4,435
-------------------------------------------------------------------------------
National Rural Utilities, 5.00%, 10/1/02                     4,000     3,859
-------------------------------------------------------------------------------
Niagara Mohawk Power, 7.375%, 8/1/03                         2,000     2,064
-------------------------------------------------------------------------------
Pacific Gas & Electric, 1st Mtg. Bonds, 8.75%, 1/1/01        4,500     4,683
-------------------------------------------------------------------------------
Progress Capital Holdings, MTN, (144a), 6.88%, 8/1/01        4,400     4,448
-------------------------------------------------------------------------------
Public Service Electric & Gas, Mtg. Bonds, 8.875%, 6/1/03    4,350     4,645
-------------------------------------------------------------------------------
Texas NM Power, 1st Mtg.Bonds, 9.25%, 9/15/00                1,750     1,808
-------------------------------------------------------------------------------
United Illuminating, 6.25%, 12/15/02                         2,150     2,111
-------------------------------------------------------------------------------
Williams, 6.125%, 2/15/02                                    2,500     2,456
-------------------------------------------------------------------------------
                                                                      34,495
-------------------------------------------------------------------------------
Total Corporate Bonds and Notes (Cost  $156,224)                      54,192
-------------------------------------------------------------------------------

ASSET-BACKED=SECURITIES==14.8%=================================================

Advanta Mortgage Loan Trust, Interest Only
        5.00%, 12/25/00 **                                  18,000     1,254
-------------------------------------------------------------------------------
Banc One Auto Grantor Trust, 6.27%, 11/20/03                 1,604     1,617
-------------------------------------------------------------------------------
California Infrastructure
        6.25%, 6/25/04                                       2,175     2,185
-------------------------------------------------------------------------------
        6.28%, 9/25/05                                       1,900     1,907
-------------------------------------------------------------------------------
Ciesco, MTN, (144a), Zero Coupon, 4/19/00+                   3,750     3,758
-------------------------------------------------------------------------------
Comed Transitional Funding Trust, 5.44%, 3/25/07             4,000     3,855
-------------------------------------------------------------------------------
Fingerhut Master Trust, 6.07%, 2/15/05                       3,300     3,308
-------------------------------------------------------------------------------
First Security Auto Owner Trust, 6.20%, 10/15/06           $ 3,500   $ 3,493
-------------------------------------------------------------------------------
Great Western Bank, ARM, 5.61%, 7/25/17                        881       870
-------------------------------------------------------------------------------
Harley Davidson Eaglemark
        5.94%, 2/15/04                                         750       744
-------------------------------------------------------------------------------
        6.35%, 10/15/02                                      1,408     1,412
-------------------------------------------------------------------------------
IMC Home Equity Loan Trust, Zero Coupon, 8/20/22             3,300     3,230
-------------------------------------------------------------------------------
MBNA Master Credit Card Trust, VR, 5.025%, 6/17/99           1,667     1,667
-------------------------------------------------------------------------------
Neiman Marcus Credit Master Trust, 7.60%, 6/15/03            4,000     4,075
-------------------------------------------------------------------------------

Newcourt Equipment Trust, 5.393%, 5/20/04                    5,000     4,925
-------------------------------------------------------------------------------
NPF Receivables Trust, (144a), 6.22%, 6/1/02                 3,300     3,313
-------------------------------------------------------------------------------
Peco Energy Transport Trust, 5.63%, 3/1/05                   2,650     2,604
-------------------------------------------------------------------------------
Sears Credit Account Master Trust, 5.25%, 10/16/08           4,000     3,844
-------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost  $48,609)                         48,061
-------------------------------------------------------------------------------


U.S.=GOVERNMENT=MORTGAGE-BACKED================================================
SECURITIES==17.5%==============================================================

U.S. Government Agency Obligations  16.6%
Federal Home Loan Mortgage
        6.00%, 8/15/06 - 5/15/16                            24,405    24,343
-------------------------------------------------------------------------------
        6.40%, 1/15/08                                       4,000     3,984
-------------------------------------------------------------------------------
        6.92%, 1/25/12                                       2,395     2,398
-------------------------------------------------------------------------------
        9.00%, 2/1 - 7/1/02                                    514       525
-------------------------------------------------------------------------------
        9.50%, 8/1/01 - 9/1/02                                 306       313
-------------------------------------------------------------------------------
        10.00%, 1/1/01 - 10/1/05                               231       240
-------------------------------------------------------------------------------
        11.00%, 8/1/00 - 2/1/01                                 85        86
-------------------------------------------------------------------------------
    5 year balloon, 5.00%, 6/1/99                                5         5
-------------------------------------------------------------------------------
    7 year balloon

        6.50%, 12/1/99                                       3,694     3,698
-------------------------------------------------------------------------------
        7.00%, 7/1/99                                          105       105
-------------------------------------------------------------------------------
Federal National Mortgage Assn.
        5.50%, 11/1/05                                          46        44
-------------------------------------------------------------------------------
        7.00%, 4/1/09                                        7,227     7,337
-------------------------------------------------------------------------------
        9.00%, 5/1/05 - 1/25/08                              8,047     8,300
-------------------------------------------------------------------------------
        11.00%, 10/1 - 12/1/00                                  38        39
-------------------------------------------------------------------------------
    7 year balloon, 7.00%, 1/1/00                            1,078     1,082
-------------------------------------------------------------------------------
    REMIC, 7.50%, 8/25/05                                    1,320     1,322
-------------------------------------------------------------------------------
                                                                      53,821
-------------------------------------------------------------------------------
U.S. Government Guaranteed Obligations  0.9%
Government National Mortgage Assn.
    I
        8.50%, 2/15/05 - 3/15/06                           $   334   $   348
-------------------------------------------------------------------------------
        10.50%, 11/15/15                                       113       125
-------------------------------------------------------------------------------
    GPM, I
        9.50%, 8/15 - 10/15/09                                   7         8
-------------------------------------------------------------------------------
        11.00%, 8/15/10                                         55        62
-------------------------------------------------------------------------------
        11.25%, 7/15/13 - 1/15/16                              296       335
-------------------------------------------------------------------------------
        11.75%, 7/15/13 - 10/15/15                           1,036     1,186

-------------------------------------------------------------------------------
        13.00%, 9/15/11                                          7         8
-------------------------------------------------------------------------------
    GPM, II, 11.00%, 9/20/13 - 4/20/14                          10        11
-------------------------------------------------------------------------------
    Midget, I
        9.00%, 7/15/01 - 2/15/06                               306       318
-------------------------------------------------------------------------------
        9.50%, 5/15/01 - 4/15/05                                95        99
-------------------------------------------------------------------------------
        10.00%, 6/15/01 - 10/15/04                             303       318
-------------------------------------------------------------------------------
        11.50%, 5/15/00                                          4         4
-------------------------------------------------------------------------------
                                                                       2,822
-------------------------------------------------------------------------------
Total U.S. Government Mortgage-Backed Securities (Cost  $56,970)      56,643

U.S.=GOVERNMENT=OBLIGATIONS/
AGENCIES  8.9%

U.S. Government Agency Obligations  7.1%
Chilbar Shipping, 6.98%, 7/15/01                             1,246     1,272
----------------------------------------------------------------------------
Federal National Mortgage Assn.
    Global Bond, 6.375%, 1/16/02                            10,000    10,127
----------------------------------------------------------------------------
U.S. Department Housing & Urban Development,
     6.02%, 8/1/99                                          11,730    11,646
----------------------------------------------------------------------------
                                                                      23,045
----------------------------------------------------------------------------
U.S. Treasury Obligations  1.8%
U.S. Treasury Inflation-Indexed Notes, 3.625%, 7/15/02       1,051     1,050

----------------------------------------------------------------------------
U.S. Treasury Notes, 4.25%, 11/15/03                         5,000     4,729
----------------------------------------------------------------------------
                                                                       5,779
----------------------------------------------------------------------------
Total U.S. Government Obligations/Agencies (Cost  $29,339)            28,824

NON-U.S.=GOVERNMENT=MORTGAGE-
BACKED=SECURITIES  2.2%

LB Commercial Conduit Mortgage Trust, 6.41%, 10/15/30        3,800     3,791
-------------------------------------------------------------------------------
Prudential Securities, 6.074%, 1/15/08                     $ 3,467   $ 3,378
-------------------------------------------------------------------------------
Total Non-U.S. Government Mortgage-Backed Securities
(Cost  $7,268)                                                         7,169

MONEY=MARKET=FUNDS==11.4%======================================================

Reserve Investment Fund, 4.96% #                            37,110    37,110
-------------------------------------------------------------------------------
Total Money Market Funds (Cost  $37,110)                              37,110

=Total=Investments=in=Securities===============================================
 102.4% of Net Assets (Cost  $335,520)                            $     331,999

 Other Assets Less Liabilities                                           (7,901

 NET ASSETS                                                       $     324,098

 Net Assets Consist of:
 Accumulated net investment income - net of distributions         $      (1,377
 Accumulated net realized gain/loss - net of distributions              (33,888
 Net unrealized gain (loss)                                              (3,521

 Paid-in-capital applicable to 69,996,322 shares of $0.01 par
 value capital stock outstanding; 1,000,000,000 shares authorized       362,884

 NET ASSETS                                                       $     324,098
 NET ASSET VALUE PER SHARE                                        $        4.63
--------------------------------------------------------------------------------
     +  Private Placement
    ** For interest only securities, amount represents national principal on which the fund receives interest
     #  Seven day yield
   ARM  Adjustable Rate Mortgage
   ETC  Equipment Trust Certificate
   GPM  Graduated Payment Mortgage
   MTN  Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit
    VR  Variable Rate
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 9.5% of net assets.

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
Statement of Operations
In thousands
                                                            Year
                                                           Ended
                                                         5/31/99
==Investment=Income===============================================
  Interest income                                     $   20,822
------------------------------------------------------------------
  Expenses
   Investment management                                   1,423
   Shareholder servicing                                     727
   Custody and accounting                                    170
   Prospectus and shareholder reports                         71
   Registration                                               29
   Legal and audit                                            15
   Proxy and annual meeting                                   15
   Directors                                                   7
   Miscellaneous                                               3
------------------------------------------------------------------
   Total expenses                                          2,460
   Expenses paid indirectly                                   (7)
------------------------------------------------------------------
   Net expenses                                            2,453
------------------------------------------------------------------
  Net investment income                                   18,369
  Realized=and=Unrealized=Gain=(Loss)
  Net realized gain (loss) on securites                      691
  Change in net unrealized gain or loss on securites      (4,962)
==================================================================
  Net realized and unrealized gain (loss)                 (4,271)
------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
==================================================================
  ASSETS FROM OPERATIONS                              $   14,098

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
Statement of Changes in Net Assets

    In thousands
                                                        Year
                                                       Ended
                                                     5/31/99        5/31/98
Increase=(Decrease)=in=Net=Assets=============================================
Operations
  Net investment income                            $   18,369     $   20,302
  Net realized gain (loss)                                691          1,531
  Change in net unrealized gain or loss                (4,962)         1,771
------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations    14,098         23,604
------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                               (18,343)       (20,328)
------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                         158,317         95,006
  Distributions reinvested                             16,193         17,835
  Shares redeemed                                    (178,122)      (157,446)
------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                   (3,612)       (44,605)
Net=Assets====================================================================
Increase (decrease) during period                      (7,857)       (41,329)
Beginning of period                                   331,955        373,284

End of period                                      $  324,098     $  331,955
==============================================================================
*Share information
  Shares sold                                          33,727         20,291
  Distributions reinvested                              3,451          3,809
  Shares redeemed                                     (37,964)       (33,633)
------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding              (786)        (9,533)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
                                                                   May 31, 1999
NOTES TO FINANCIAL STATEMENTS
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================
     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================
     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $93,217,000 and $70,323,000, respectively, for the year ended May 31, 1999. Purchases and sales of U.S. government securities aggregated $65,534,000 and $94,939,000, respectively, for the year ended May 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $868,000 in fiscal 1999. As of May 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $34,054,000, of which $96,000 expires in 2001, $4,515,000 in 2002, and $29,443,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
   Undistributed net investment income                     $        130,000
   Undistributed net realized gain                                  184,000
   Paid-in-capital                                                 (314,000)
================================================================================

     At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $335,520,000. Net unrealized loss aggregated $3,521,000 at period-end, of which $721,000 related to appreciated investments and $4,242,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================
     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $117,000 was payable at May 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $714,000 for the year ended May 31, 1999, of which $69,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. No shares of the fund were held by Spectrum at May 31, 1999. For the year then ended, the fund was allocated $21,000 of Spectrum expenses, $5,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1999, totaled $1,557,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price Short-Term Bond Fund
----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term Bond Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Short-Term Bond Fund, Inc. (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
June 17, 1999
================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
         KNOWLEDGEABLE SERVICE REPRESENTATIVES
         -------------------------------------
         By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

         In Person  Available in T. Rowe Price Investor Centers.

         ACCOUNT SERVICES
         ----------------
         Checking Available on most fixed income funds ($500 minimum).

         Automatic Investing From your bank account or paycheck.

         Automatic Withdrawal  Scheduled, automatic redemptions.

         Distribution   Options  Reinvest  all,  some,  or  none  of  your
         distributions.

         Automated 24-Hour Services  Including Tele*Access(R) and the
         T. Rowe Price Web site on the Internet. Address:
         www.troweprice.com

         BROKERAGE SERVICES*
         -------------------
         Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

         INVESTMENT INFORMATION
         ----------------------
         Combined Statement  Overview of all your accounts with T. Rowe Price.

         Shareholder Reports Fund managers' reviews of their strategies and results.

         T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

         Performance Update Quarterly review of all T. Rowe Price fund results.

         Insights   Educational  reports  on  investment   strategies  and
         financial markets.

         Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International
         Investing, Personal

         Strategy Planner, Retirees Financial Guide, and Retirement Planning
         Kit.
================================================================================
FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level 21800 Oxnard
Street, Suite 270 Woodland
Hills, CA 91367
(OPENS MID-JUNE)

T. Rowe Price Investment Services, Inc., Distributor.         F55-050  5/31/99